Netting Arrangements for Certain Financial Instruments and Securities Financing Activities - Information on Company's Accounting Netting Adjustments and Items Not Offset in Consolidated Balance Sheet Assets But Available for Offset in Event of Default (Parenthetical) (Detail) - USD ($)
$ in Millions
	Dec. 31, 2016	Dec. 31, 2015
Offsetting [Abstract]
Cash collateral netted against derivative assets	$ 210	$ 165
Derivative assets not subject to netting arrangements	$ 848	$ 368